UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - November 1, 2000
                                                          ----------------


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                                         22-3297339
--------------------------------              ---------------------------------
 (State or other jurisdiction                          (I.R.S. Employer
 incorporation of organization)                     Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                    07052-2989
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:       (973) 669-7366
                                                    ----------------------------


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Item 5.  Other Events

         On November 1, 2000, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its the completion of a stock repurchase program and commencement of its new program.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

                  Regulation
                  S-K Exhibit
                     Number                      Document
                  -----------              ---------------------

                      99.1                  Press Release dated
                                            November 1, 2000

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PENNFED FINANCIAL SERVICES, INC.




Date: November 1, 2000                   By:    /s/ Joseph L. LaMonica
                                             -----------------------------------
                                                    Joseph L. LaMonica
                                                    President and Chief
                                                    Executive Officer